UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2026, SOBR Safe, Inc. (“SOBR” or the “Company”) entered into a warrant inducement agreement (the “Warrant Inducement”) with certain holders (each a “Holder”) of existing warrants to purchase 2,360,648 of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). Such warrants are comprised of: (i) warrants to purchase 1,290,324 shares of Common Stock which were issued pursuant to the Securities Purchase Agreement dated December 24, 2025 (the “Securities Purchase Agreement”), and had a five-year exercise term and an exercise price of $1.30 per share (the “Series C Warrants”); and (ii) warrants to purchase 1,070,324 shares of Common Stock, also issued pursuant to the Securities Purchase Agreement, and had a 24-month exercise term and an exercise price of $1.30 per share (the “Series D Warrants” and together with the Series C Warrants, the “Existing Warrants”).

Pursuant to the Warrant Inducement, the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 2,360,648 shares of Common Stock at the exercise price of $1.30 per share in consideration of the Company’s agreement to issue new Common Stock purchase warrants as described below (the “New Warrants”), to purchase up to an aggregate of 4,721,296 shares of Common Stock (the “New Warrant Shares”), at an exercise price of $1.30 per share. The New Warrants are comprised of warrants to purchase up to 2,580,648 shares of Common Stock (the “Series E Warrants”) and warrants to purchase up to 2,140,648 shares of Common Stock (the “Series F Warrants”), each as further described below. The gross proceeds from the exercise of the Existing Warrants by the Holders were approximately $3.1 million, before deducting placement agent fees and other offering expenses payable by the Company.

The transactions contemplated pursuant to the Warrant Inducement closed on July 16, 2026 (the “Closing Date”). The Company expects to use the net proceeds from these transactions for general corporate purposes.

The Company engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) to act as its exclusive placement agent in connection with the transactions contemplated by the Warrant Inducement and paid the Placement Agent a cash fee of 7.5% of the gross proceeds resulting from the exercise of the Existing Warrants, a 1.0% management fee, accountable expenses of $50,000, non-accountable expenses of $35,000, and a clearing fee of $15,950. Ellenoff Grossman & Schole LLP represented the Placement Agent in connection with the transaction. Clark Hill PLC represented the Company in connection with the transaction.

Upon exercise for cash of any New Warrants, the Company has agreed in certain circumstances to pay the Placement Agent a cash fee of 7.5% of the aggregate gross exercise price paid in cash with respect the exercise of the New Warrants, and a management fee of 1.0% of the aggregate gross exercise price paid in cash with respect to the New Warrants. The Company has also agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to 177,049 shares of Common Stock (representing 7.5% of the Existing Warrants being exercised), which have the same terms as the Series E Warrants except the Placement Agent Warrants have an exercise price equal to $1.625 per share (125% of the exercise price paid by the Holders for their exercise of the Existing Warrants). Similar to the Series E Warrants, the Placement Agent Warrants are exercisable immediately until the 5-year anniversary of the effective date of the Resale Registration Statement (as defined below). Upon exercise for cash of any New Warrants, the Company has agreed in certain circumstances to issue the Placement Agent warrants representing 7.5% of the shares of Common Stock underlying such New Warrants.

The resale of the Common Stock underlying the Existing Warrants has been registered pursuant to an existing resale registration statement on Form S-1 (File No. 333-292709) which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 21, 2026.

The Company also agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then Form S-3 eligible) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) within thirty (30) calendar days of the date of the Warrant Inducement, and to use best efforts to have such Resale Registration Statement declared effective by the SEC within ninety (90) calendar days following the date of the Warrant Inducement (or within one hundred twenty (120) calendar days following the date of the Warrant Inducement in case of “full review” of the Resale Registration Statement by the SEC) and to keep the Resale Registration Statement effective at all times until no Holder of the New Warrants owns any New Warrants or New Warrant Shares. In the Warrant Inducement, the Company agreed not to issue any Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) for 15 days following the Closing Date. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Warrant Inducement) until one (1) year after the Closing Date (subject to an exception).

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The New Warrants, Placement Agent Warrants, the New Warrant Shares and the Common Stock issuable upon the exercise of the Placement Agent Warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each of the Holders has represented that it is an accredited investor as defined in Rule 501 of the Securities Act and has acquired such securities for its own account and has no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The New Warrants, Placement Agent Warrants, the New Warrant Shares and the Common Stock issuable upon the exercise of the Placement Agent Warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Terms of the New Warrants

The following summary of certain terms and provisions of the New Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the New Warrants, the forms of which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The following description of the New Warrants is qualified in its entirety by reference to such exhibits.

Duration and Exercise Price

Each New Warrant will have an exercise price equal to $1.30 per share. The Series E Warrants expire five years from the effective date of the Resale Registration Statement and the Series F Warrants expire 24 months after the effective date of the Resale Registration Statement. The exercise price and number of New Warrant Shares issuable upon exercise of the New Warrants is subject to appropriate adjustment in the event of share dividends, share splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Company’s Common Stock and the exercise price.

Exercisability

The New Warrants will be exercisable, at the option of each Holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A Holder (together with its affiliates) may not exercise any portion of such Holder’s New Warrants to the extent that the Holder would own more than 4.99% (or, at the election of the Holder, 9.99%) of the outstanding Common Stock immediately after exercise, except that upon prior notice from the Holder to the Company, the Holder may increase or decrease the amount of ownership of Common Stock after exercising the Holder’s New Warrants up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants, provided that any increase will not be effective until 61 days following notice to the Company.

Cashless Exercise

If, at the time a Holder exercises its New Warrants, a registration statement registering the resale of the New Warrant Shares by the Holder under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the Holder may elect instead to receive upon such exercise (either in whole or in part), the net number of shares of Common Stock determined according to a formula set forth in the New Warrants.

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Trading Market

There is no established trading market for the New Warrants, and the Company does not expect an active trading market to develop. The Company does not intend to apply to list the New Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the New Warrants will be extremely limited.

Rights as a Stockholder

Except as otherwise provided in the New Warrants or by virtue of the Holder’s ownership of Common Stock, such Holder of New Warrants does not have the rights or privileges of a holder of Common Stock, including any voting rights, until such Holder exercises such Holder’s New Warrants. The New Warrants will provide that the Holders of the New Warrants have the right to participate in distributions or dividends paid on Common Stock.

Fundamental Transactions

If at any time the New Warrants are outstanding, the Company, either directly or indirectly, in one or more related transactions effects a Fundamental Transaction (as defined in the New Warrants), a Holder of New Warrants will be entitled to receive, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if the Company is the surviving corporation, and any additional consideration receivable as a result of the Fundamental Transaction by such holder of the number of shares of Common Stock for which the New Warrants are exercisable immediately prior to the Fundamental Transaction. As an alternative, and at the Holder’s option in the event of a Fundamental Transaction, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable fundamental transaction), the Company shall purchase the unexercised portion of the New Warrants from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined in the New Warrants) of the remaining unexercised portion of the New Warrants on the date of the consummation of such Fundamental Transaction.

Waivers and Amendments

The New Warrants may be modified or amended or the provisions of the New Warrants waived with the Company’s and the Holder’s written consent.

The forms of Warrant Inducement, New Warrants and Placement Agent Warrants are attached as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively. The description of the terms of the Warrant Inducement and the New Warrants are not intended to be complete and are qualified in its entirety by reference to such exhibits. The Warrant Inducement contains customary representations, warranties and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information related to the Warrant Inducement presented in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On July 15, 2026, the Company sent out a press release announcing the Warrant Inducement. The full text of the press release referenced herein is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

On July 17, 2026, the Company sent out a press release announcing the closing of the Warrant Inducement. The full text of the press release referenced herein is furnished hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Warrant Inducement Agreement
10.2	Form of Series E Warrant
10.3	Form of Series F Warrant
10.4	Form of Placement Agent Warrant
99.1	Press release dated July 15, 2026
99.2	Press release dated July 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: July 17, 2026	By:	/s/ Christopher Whitaker
Christopher Whitaker, Chief Financial Officer

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